CUMMINS INC.
SUBSIDIARIES OF THE REGISTRANT

EXHIBIT 21

Entity Name	Country or State of Organization
35601 Cummins Canada ULC.	Canada
4077652 Canada Inc.	Canada
4249739 Canada Inc.	Canada
665217 B.C. Ltd.	Canada
968392 Alberta Ltd.	Canada
Angus Werks Ltd.	Canada
Cal Pacific Engineering, Inc.	California
Center of Excellence Singapore Pte. Ltd.	Singapore
Cherry Island Renewable Energy, LLC	Delaware
CIFC Worldwide Partner C.V.	The Netherlands
CMI Africa Holdings BV	The Netherlands
CMI Canada Financing Ltd.	Canada
CMI Canada LP	Canada
CMI CGT Holdings LLC	Indiana
CMI Foreign Holdings B.V.	The Netherlands
CMI Global Equity Holdings B.V.	The Netherlands
CMI Global Equity Holdings C.V.	The Netherlands
CMI Global Holdings B.V.	The Netherlands
CMI Global Partner 2 C.V.	The Netherlands
CMI Global Partners B.V.	The Netherlands
CMI Group Holdings Cooperatief U.A.	The Netherlands
CMI International Finance Partner 1 LLC	Indiana
CMI International Finance Partner 2 LLC	Indiana
CMI International Finance Partner 3 LLC	Indiana
CMI International Finance Partner 4 LLC	Indiana
CMI International Finance Partner 5 LLC	Indiana
CMI Mexico LLC	Indiana
CMI PGI Holdings LLC	Indiana
CMI PGI International Holdings LLC	Indiana
CMI Turkish Holdings B.V.	The Netherlands
CMI UK Finance LP	United Kingdom
CMI UK Financing LP	United Kingdom
Consolidated Diesel Company	North Carolina
Consolidated Diesel of North Carolina Inc.	North Carolina
Consolidated Diesel, Inc.	Delaware
Cummins (China) Investment Co. Ltd.	China
Cummins Africa Proprietary Limited	South Africa
Cummins Afrique de l'Ouest	Senegal
Cummins Americas, Inc.	Indiana
Cummins Angola Lda.	Angola
Cummins Argentina-Servicios Mineros S.A.	Argentina
Cummins Asia Pacific Pte. Ltd.	Singapore
Cummins Atlantic LLC	North Carolina

CUMMINS INC.
SUBSIDIARIES OF THE REGISTRANT

Cummins Aust Technologies Pty. Ltd.	Australia
Cummins Belgium N.V.	Belgium
Cummins Botswana (Pty.) Ltd.	Botswana
Cummins Brasil Ltda.	Brazil
Cummins Bridgeway LLC	Delaware
Cummins Bridgeway Columbus, LLC	Ohio
Cummins Bridgeway Grove City, LLC	Ohio
Cummins Bridgeway Real Estate, LLC	Michigan
Cummins Bridgeway Toledo, LLC	Ohio
Cummins Burkina Faso SARL	Burkina Faso
Cummins Canada Limited	Canada
Cummins Caribbean LLC	Puerto Rico
Cummins CDC Holding Inc.	Indiana
Cummins Central Power, LLC	Nebraska
Cummins Centroamerica Holding S.de R.L.	Panama
Cummins Child Development Center, Inc.	Indiana
Cummins Colombia S.A.S.	Colombia
Cummins Comercializadora S. de R.L. de C.V.	Mexico
Cummins Corporation	Indiana
Cummins Cote d'Ivoire SARL	Cote d'Ivoire
Cummins Crosspoint LLC	Indiana
Cummins CV Member LLC	Indiana
Cummins Czech Republic s.r.o.	Czech Republic
Cummins Deutschland GmbH	Germany
Cummins Diesel International Ltd.	Barbados
Cummins Digital Ventures Inc.	Delaware
Cummins Distribution Holdco Inc.	Indiana
Cummins East Asia Research & Development Co. Ltd.	China
Cummins Eastern Canada LP	Canada
Cummins Eastern Canada Management Inc.	Canada
Cummins Eastern Marine, Inc.	Canada
Cummins EMEA Holdings Limited	United Kingdom
Cummins Emission Solutions (China) Co., Ltd.	China
Cummins Emission Solutions Inc.	Indiana
Cummins Energetica Ltda.	Brazil
Cummins Energy Solutions Business North Europe NV/SA	Belgium
Cummins Energy Solutions Business Iberia, S.L.	Spain
Cummins Energy Ventures Canada Ltd.	Canada
Cummins Engine (Beijing) Co. Ltd.	China
Cummins Engine (Shanghai) Co. Ltd.	China
Cummins Engine (Shanghai) Trading & Services Co. Ltd.	China
Cummins Engine Holding Company, Inc.	Indiana
Cummins Engine IP, Inc.	Delaware
Cummins Engine Venture Corporation	Indiana
Cummins Filter Co. Ltd.	Korea

CUMMINS INC.
SUBSIDIARIES OF THE REGISTRANT

Cummins Filtration (Shanghai) Co. Ltd.	China
Cummins Filtration GmbH	Germany
Cummins Filtration Inc.	Indiana
Cummins Filtration International Corp.	Indiana
Cummins Filtration International Corp. External Profit Company	South Africa
Cummins Filtration IP, Inc.	Delaware
Cummins Filtration SARL	France
Cummins Filtration Trading (Shanghai) Co., Ltd.	China
Cummins Filtros Ltda.	Brazil
Cummins Franchise Holdco LLC	Indiana
Cummins Fuel Systems (Wuhan) Co. Ltd.	China
Cummins Generator Technologies Americas Inc.	Pennsylvania
Cummins Generator Technologies (China) Co., Ltd.	China
Cummins Generator Technologies Germany GmbH	Germany
Cummins Generator Technologies India Private Ltd.	India
Cummins Generator Technologies Italy SRL	Italy
Cummins Generator Technologies Limited	United Kingdom
Cummins Generator Technologies Romania S.A.	Romania
Cummins Generator Technologies Singapore Pte Ltd.	Singapore
Cummins Ghana Limited	Ghana
Cummins Ghana Mining Limited	Ghana
Cummins Global Financing LP	United Kingdom
Cummins Global Technologies LLP	United Kingdom
Cummins Grupo Comercial Y. de Servicios, S. de R.L. de C.V.	Mexico
Cummins Grupo Industrial S. de R.L. de C.V.	Mexico
Cummins Holland B.V.	The Netherlands
Cummins Hong Kong Ltd.	Hong Kong
Cummins India Ltd.	India
Cummins Intellectual Property, Inc.	Delaware
Cummins International Finance LLC	Indiana
Cummins International Holdings Coopertief U.A.	The Netherlands
Cummins International Holdings LLC	Colorado
Cummins International Holdings LLC	Indiana
Cummins Italia S.P.A.	Italy
Cummins Japan Ltd.	Japan
Cummins Korea Co. Ltd.	Korea
Cummins LLC Member, Inc.	Delaware
Cummins Ltd.	United Kingdom
Cummins Mid-South LLC	Tennessee
Cummins Middle East FZE	Dubai
Cummins Mining Services S. de R.L. de C.V.	Mexico
Cummins Mobility Services Inc.	Indiana
Cummins Mongolia Investment LLC	Mongolia
Cummins Mozambique Ltda.	Mozambique
Cummins Namibia Engine Sales and Service PTY LTD	Namibia

CUMMINS INC.
SUBSIDIARIES OF THE REGISTRANT

Cummins Natural Gas Engines, Inc.	Delaware
Cummins New Zealand Limited	New Zealand
Cummins Nigeria Ltd.	Nigeria
Cummins Norte de Colombia S.A.S.	Colombia
Cummins North Africa Regional Office SARL	Morocco
Cummins Northeast, LLC	Delaware
Cummins Norway AS	Norway
Cummins Npower LLC	Delaware
Cummins NV	Belgium
Cummins Pacific LLC	Delaware
Cummins PGI Holdings Ltd.	United Kingdom
Cummins Power (Construction) Inc.	Canada
Cummins Power Generation (China) Co., Ltd.	China
Cummins Power Generation (S) Pte. Ltd.	Singapore
Cummins Power Generation (U.K.) Limited	United Kingdom
Cummins Power Generation Deutschland GmbH	Germany
Cummins Power Generation Inc.	Delaware
Cummins Power Generation Limited	United Kingdom
Cummins Power Generation Mali S.A.	South Africa
Cummins Power Systems LLC	Delaware
Cummins PowerGen IP, Inc.	Delaware
Cummins Research and Technology India Private Ltd.	India
Cummins Rocky Mountain LLC	Colorado
Cummins Romania Srl	Romania
Cummins S. de R.L. de C.V.	Mexico
Cummins Sales and Service Korea Co., Ltd.	Korea
Cummins Sales and Service Philippines Inc.	Philippines
Cummins Sales and Service Private Limited	India
Cummins Sales and Service Singapore Pte. Ltd.	Singapore
Cummins Sales and Service Sdn. Bhd.	Malaysia
Cummins Sinai ve Otomotiv Urunleri Sanayi ve Ticaret Limited Sirketi	Turkey
Cummins South Africa (Pty.) Ltd.	South Africa
Cummins Southern Plains LLC	Texas
Cummins South Pacific Pty. Limited	Australia
Cummins Spain, S.L.	Spain
Cummins Sweden AB	Sweden
Cummins Technologies India Private Limited	India
Cummins Trade Receivables, LLC	Delaware
Cummins Turbo Technologies B.V.	The Netherlands
Cummins Turbo Technologies Limited	United Kingdom
Cummins Turkey Motor Güç Sistemleri Satış Servis Limited Şirketi	Turkey
Cummins U.K. Holdings Ltd.	United Kingdom
Cummins U.K. Pension Plan Trustee Ltd.	United Kingdom
Cummins UK Holdings LLC	Indiana
Cummins Vendas e Servicos de Motores e Geradores Ltda.	Brazil

CUMMINS INC.
SUBSIDIARIES OF THE REGISTRANT

Cummins Venture Corporation	Delaware
Cummins West Africa Limited	Nigeria
Cummins West Balkans d.o.o. Nova Pasova	Serbia
Cummins Western Canada Limited Partnership	Canada
Cummins (Xiangyang) Machining Co. Ltd.	China
Cummins Zambia Ltd.	Zambia
Cummins Zimbabwe Pvt. Ltd.	Zimbabwe
CWC General Partner Ltd.	Canada
Distribuidora Cummins Centroamerica Costa Rica, S.de R.L.	Costa Rica
Distribuidora Cummins Centroamerica El Salvador, S.de R.L.	El Salvador
Distribuidora Cummins Centroamerica Guatemala, Ltda.	Guatemala
Distribuidora Cummins Centroamerica Honduras, S.de R.L.	Honduras
Distribuidora Cummins de Panama, S. de R.L.	Panama
Distribuidora Cummins S.A.	Argentina
Distribuidora Cummins S.A. Sucursal Bolivia	Bolivia
Distribuidora Cummins Sucursal Paraguay SRL	Paraguay
Dynamo Insurance Company, Inc.	Vermont
ICDC Ltd.	Vermont
Markon Engineering Company Ltd.	United Kingdom
Nelson Burgess Ltd.	United Kingdom
Newage Engineers GmbH	Germany
Newage Ltd. (U.K.)	United Kingdom
Newage Machine Tools Ltd.	United Kingdom
OOO Cummins	Russia
Petbow Limited	United Kingdom
Power Group International (Overseas Holdings) B.V.	Holland
Power Group International (Overseas Holdings) Ltd.	United Kingdom
Power Group International Ltd.	United Kingdom
Quickstart Energy Projects SpA	Chili
Shanghai Cummins Trading Co., Ltd.	China
Shenzhen Chongfa Cummins Engine Co., Ltd.	Hong Kong
TOO Cummins	Kazakhstan
Turbo Drive Ltd.	Hong Kong
Worldwide Partner CV Member LLC	Indiana
Wuxi Cummins Turbo Technologies Co. Ltd.	China